Exhibit 10.1

FORM OF AMENDMENT AGREEMENT

AMENDMENT AGREEMENT by and between CHINA INDUSTRIAL WASTE MANAGEMENT, INC. (“CIWT”) and _____________ (“Purchaser”). Capitalized terms used in this Agreement and not otherwise defined herein shall have the respective meanings accorded to them in that certain Subscription Agreement dated _______, 2008 by and between CIWT and Purchaser (the “Subscription Agreement”).

WITNESSETH:

WHEREAS, CIWT and Purchaser are parties to the Subscription Agreement; and

WHEREAS, the Subscription Agreement was entered into in furtherance of CIWT’s Confidential Term Sheet dated August 21, 2008 relating to its Offering of Units described therein; and

WHEREAS, in furtherance of the Subscription Agreement, the Term Sheet and the other documents entered into in connection therewith (the “Transaction Documents”), CIWT sold and issued Units to Purchaser; and

WHEREAS, CIWT sold and issued Units in the Offering to purchasers other than Purchaser (the “Other Purchasers”); and

WHEREAS, CIWT and Purchaser have engaged in discussions relating to the Proposed Disclosure (as hereinafter defined), and based upon those discussions CIWT and Purchaser have mutually agreed to amend the Subscription Agreement, Term Sheet and Warrants and, to the extent applicable, the other Transaction Documents, on the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the promises and covenants herein set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledge by the parties, the parties hereto, intending to be legally bound, agree as follows:

1.  Acknowledgment of Purchase of Units. CIWT and Purchaser hereby acknowledge that, in furtherance of the Subscription Agreement and Term Sheet, Purchaser previously acquired the number of Units, Shares, Class A Warrants and Class B Warrants identified in Item 1 of Exhibit A attached hereto and made a part hereof. Certificates evidencing the Shares and certificates evidencing the Warrants (the “Original Warrant Certificates”) have previously been delivered to Purchaser.

2.  Adjustment to Unit Components. The purchase price for the Units shall be maintained at $60,000 per Unit; however, CIWT and Purchaser hereby acknowledge and agree that the Subscription Agreement, Term Sheet and other Transaction Documents are, to the extent applicable, hereby amended to provide that each Unit consists of (a) 29,412 Shares of Common Stock, (b) one Class A Warrant to purchase 14,706 shares of Common Stock and (c) one Class B Warrant to purchase 14,704 shares of Common Stock. As a result of the foregoing, CIWT and Purchaser hereby acknowledge that the total number of Units, Shares, Class A Warrants and Class B Warrants that Purchaser is entitled to receive in connection with its purchase of Units are identified in Item 2 of Exhibit A attached hereto and made a part hereof.

3.  Effect of Adjustment. As a result of the adjustment to the number of Shares, Class A Warrants and Class B Warrants that Purchaser is entitled to receive as described in Section 2, above, CIWT and Purchaser agree that the number of additional Shares, Class A Warrants and Class B Warrants (collectively, the “Additional Securities”) that Purchaser is entitled to receive pursuant to this Agreement are identified in Item 3 of Exhibit A attached hereto and made a part hereof. Except as hereinafter provided, the terms and conditions of the Class A Warrants and Class B Warrants shall remain in full force and effect.

4.  Reduction in Exercise Prices of Warrants; Voluntary Exchange of Warrant Certificates. The exercise price of each Class A Warrant is hereby reduced from $3.50 per Warrant Share to $2.50 per Warrant Share. The exercise price of each Class B Warrant is hereby reduced from $4.50 per Warrant Share to $3.20 per Warrant Share. CIWT agrees that in the event Purchaser tenders an Original Warrant Certificate to CIWT accompanied by Purchaser’s written request that CIWT exchange the Original Warrant Certificate for a new Warrant certificate (the “New Warrant Certificate”) evidencing the combined number of Warrants evidenced by the Original Warrant Certificate and the Warrants included in the Additional Securities, and the revised exercises prices thereof, CIWT shall prepare and deliver such New Warrant Certificate to Purchaser within five business days following CIWT’s receipt of Purchasers Original Warrant Certificate and written request. The New Warrant Certificate shall recite that it has been issued in exchange for the Original Warrant Certificate and that the date of the New Warrant Certificate shall relate back to the date of the Original Warrant Certificate.

5.  Performance Escrow Agreement. It shall be a condition to consummation of the transactions contemplated by this Agreement that on or about November 21, 2008, but subject to the execution and delivery of this Agreement by CIWT and Purchaser, the Performance Escrow Agreement dated October 14, 2008 by and between Mr. Dong Jinqing, Newbridge Securities Corporation and Schneider Weinberger & Beilly LLP shall be superseded and replaced by the Amended and Restated Performance Escrow Agreement in the form of Exhibit B hereto. The form of Performance Escrow Agreement attached as an exhibit to the Term Sheet shall be replaced and superseded by the Amended and Restated Performance Escrow Agreement.

6.  Effect of Agreement on Other Purchasers. The execution and delivery of this Agreement is not dependent upon CIWT entering into similar agreements with one or more of the Other Purchasers and CIWT’s entering into similar agreements with one or more of the Other Purchasers shall neither constitute a violation of the Subscription Agreement or other Transaction Documents nor affect the parties’ obligations under this Agreement.

7.  Effect on Transaction Documents; Conflicting Provisions. Except as set forth herein, the terms of the Subscription Agreement, the Term Sheet, the Warrants and the other Transaction Documents shall remain in full force and effect. Any inconsistency between the terms and conditions of this Agreement and the terms and conditions of the Subscription Agreement, Term Sheet, the Warrants or any of the other Transaction Documents, shall be resolved by reference to the terms and conditions of this Agreement.

8.  Effective Date of Agreement. This Agreement shall become effective at such time as it is executed and delivered by CIWT and Purchaser, as evidenced by the latest date set forth on the signature page hereof; provided, however, that this Agreement shall be null and void and shall be of no force or effect unless this Agreement is executed and delivered by CIWT and Purchaser on or before November 21, 2008.

9.  Receipt of Proposed Current Disclosure. Purchaser hereby acknowledges that prior to its execution and delivery of this Agreement, Purchaser received and reviewed a draft copy of CIWT’s proposed public disclosure (“Proposed Disclosure”) in the form attached hereto as Exhibit C. CIWT has advised Purchaser that CIWT intends to include the Proposed Disclosure in either a Current Report on Form 8-K or in Part II of its Quarterly Report on Form 10-Q for the quarter ended September 30, 2008, as well in as a press release. Purchaser understands and acknowledges that until such time as the Proposed Disclosure is “previously reported” within the meaning of Rule 12b-2 under the Exchange Act, the Proposed Disclosure constitutes material nonpublic information of CIWT, and Purchaser covenants and agrees to treat it as such.

10.  No Admission of Liability. Nothing in this Agreement shall operate as an admission of liability on the part of any person. The parties are entering into this Agreement in a manner that they mutually agree is fair and reasonable, and in order to avoid the time, expense and other adverse consequences of pursuing alternate methods of addressing their respective concerns.

11.  Entire Agreement. This Agreement, including the Exhibits hereto, and the Transaction Documents as amended hereby, contains the entire understanding of the parties with respect to the subject matter hereof and may not be amended except in a writing signed by CIWT and Purchaser.

12.  Expenses. Each of the parties hereto shall pay its own costs and expenses in connection herewith.

13.  Notices. Any notice or other communication required, permitted or provided for hereunder (each, a “Notice”) shall be effective as between the parties only if given in writing and sent by (a) personal delivery, (b) registered or certified mail (return receipt requested); or (c) internationally recognized express delivery service, to the Company at No. 1 Huaihe West Road. E-T-D Zone, Dalian, China 116600, and to Purchaser at its address indicated on the signature page of the Subscription Agreement. Notice shall be deemed to have been duly given and received (i) if personally delivered, on the date of such delivery, (ii) if mailed, on the date set forth on the return receipt, or (iii) if delivered by express delivery, on the date of such delivery (as evidenced by the receipt provided to the express delivery service). If Notice cannot be delivered because of a changed address of which no Notice was given, or the refusal to accept delivery, the Notice shall be deemed received on the date it is sent (as evidenced by the affidavit of the sender).

14.  Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assigns.

15.  Governing Law; Venue. Notwithstanding the place where this Agreement may be executed by any of the parties hereto, CIWT and Purchaser hereby: (a) agree that all questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Nevada, without regard to the principles of conflicts of law thereof, and (b) all legal proceedings concerning the interpretation, enforcement and defense of this Agreement shall be commenced in the Courts of the State of Florida or the courts of the United States of America, in each case located in the County of Broward, and appellate courts from any thereof (the “Courts”), (c) irrevocably submit to the exclusive jurisdiction of the Courts for the adjudication of any dispute hereunder (including with respect to the enforcement of this Agreement); (d) irrevocably waive and agree not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any of such Courts, or that such suit, action or proceeding is improper; (e) irrevocably waive personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to the other at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof (nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law); and (f) irrevocably waive, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

16.  Counterparts; Facsimile. This Agreement may be executed in counterparts with the same force and effect as if all parties executed the same version; and may be executed by facsimile or electronic signature with the same force and effect as if executed by original signature.

17.  Severability. If any provision of this Agreement is declared by a court of competent jurisdiction to be in any way invalid, illegal or unenforceable, such provision shall be given effect to the extent legally permissible to carry out the expectations of the parties under this Agreement, the balance of this Agreement shall remain in effect.

18.  Further Assurances. The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Subscription Agreement.

IN WITNESS WHEREOF we have executed this Agreement as of the date and year first above written.

CHINA INDUSTRIAL WASTE MANAGEMENT, INC.

By: ______________________________
Dong Jinqing
President and Chief Executive Officer
Date: November __, 2008

PURCHASER:
_________________________

By: ____________________________
_________________
Date: November __, 2008

EXHIBIT A

DESCRIPTION OF SECURITIES

1.  Description of Units acquired:

Number of Units	Number of Shares	Number of Shares Underlying Class A Warrants	Number of Shares Underlying Class B Warrants

2.  Description of Units following this Amendment Agreement:

Number of Units	Number of Shares	Number of Shares Underlying Class A Warrants	Number of Shares Underlying Class B Warrants

3.  Description of Additional Securities due to Purchaser upon execution of this Agreement:

Number of Units	Additional Shares due to Purchaser	Additional Shares Underlying Class A Warrants due to Purchaser	Additional Shares Underlying Class B Warrants due to Purchaser

EXHIBIT B

FORM OF AMENDED AND RESTATED PERFORMANCE ESCROW AGREEMENT

AMENDED AND RESTATED
PERFORMANCE ESCROW AGREEMENT

AMENDED AND RESTATED PERFORMANCE ESCROW AGREEMENT (“Escrow Agreement”) dated as of November __, 2008, by and between NEWBRIDGE SECURITIES CORPORATION, a Virginia corporation (the “Placement Agent”), THE PERSON IDENTIFIED ON SCHEDULE A HERETO (the “Escrowee”), and SCHNEIDER WEINBERGER & BEILLY LLP, a Florida limited liability partnership (the “Escrow Agent”).

WITNESSETH:

WHEREAS, the parties are the parties to a Performance Escrow Agreement dated October 14, 2008 (the “Original Agreement”); and

WHEREAS, the Original Agreement was entered into in connection with an offering (the Offering”) of the securities of China Industrial Waste Management, Inc. (the “Company”) on the terms and conditions set forth in the Company’s Confidential Term Sheet dated August 21, 2008 and related Subscription Agreement (collectively, the “Offering Documents”); and

WHEREAS, the final closing of the Offering took place on October 14, 2008; and

WHEREAS, pursuant to the Offering Documents, at the final closing of the Offering, the Escrowee placed an aggregate of 333,333 shares of the Company’s common stock owned by him into escrow (the “Original Escrow Shares”) for disbursement to the Escrowee or the investors in the Offering (“Investors”), in the manner described in the Original Agreement (the “Escrow Account”); and

WHEREAS, in furtherance of the foregoing: the Placement Agent and the Escrowee engaged the Escrow Agent to hold the Original Escrow Shares upon the terms and conditions set forth in the Original Agreement; the Escrow Agent agreed to act as escrow agent upon the terms and conditions set forth in the Original Agreement; and the Escrowee deposited the Original Escrow Shares with the Escrow Agent for disposition in the manner described in the Original Agreement; and

WHEREAS, subsequent to the final closing of the Offering, certain disagreements arose between the Company and the Investors and, in an effort to resolve those disagreements, the Company and the several Investors have discussed and agreed to enter into a series of identical Amendment Agreements (the “Amendment Agreements”), of which this Agreement is one; and

WHEREAS, in furtherance of the Amendment Agreements, the parties to this Agreement desire to amend and restate the Original Agreement in its entirety on the terms and conditions hereinafter set forth; and

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and for other good and valuable consideration the receipt and sufficiency is hereby acknowledged, the parties hereto hereby agree as follows:

1. Appointment of Escrow Agent. The Placement Agent and the Escrowee hereby appoint the Escrow Agent as escrow agent upon the terms and conditions set forth herein, and the Escrow Agent hereby accepts such appointment. The Placement Agent, the Escrowee and the Escrow Agent hereby agree and acknowledge that, upon execution of this Agreement, the Original Agreement shall terminate and cease to be of any further force or effect, and the relationship of the parties, with respect to the subject matter hereof, shall henceforth be governed by this Agreement.

2.  Delivery of Escrow Property. By its execution of this Agreement, the Escrow Agent hereby acknowledges (a) its receipt of the Original Escrow Shares, in each case accompanied by one or more Stock Powers duly endorsed for transfer in blank, and (b) its receipt of an additional 111,111 shares of the Company’s common stock, in each case accompanied by one or more Stock Powers duly endorsed for transfer in blank, being deposited into the Escrow Account by the Escrowee in connection with the Amendment Agreements (the “Additional Escrow Shares” and together with the Original Escrow Shares, the “Escrow Shares”). The Escrow Shares are sometimes hereinafter collectively referred to as the “Escrow Property.”

3.  Investment of the Escrow Property. The Escrow Account shall not bear interest and no investment of the Escrow Property shall be made while held by the Escrow Agent.

4.  Release of Escrow Property. The Escrow Agent shall disburse the Escrow Property as follows:

(a)  If either:

(i)  the Company’s “after tax net income” for the year ended December 31, 2008, as reported in the Company’s audited financial statements, is less than $4.5 million (exclusive of any charges attributable to this Escrow Agreement); or

(ii)  the Company’s “cash flow from operations” for the year ended December 31, 2008, as reported in the Company’s audited financial statements, is less than $3.375 million (exclusive of any charges attributable to this Performance Escrow Agreement);

then the Placement Agent shall deliver to the Escrow Agent written instructions for the disposition of 222,222 Escrow Shares to the, Investors in the form of Exhibit C hereto; and the Escrow Agent shall disburse 222,222 Escrow Shares to the Investors in accordance with therewith.

(b)  If both:

(i)  the Company’s “after tax net income” for the year ended December 31, 2008, as reported in the Company’s audited financial statements, is at least $4.5 million (exclusive of any charges attributable to this Escrow Agreement); and

(ii)  the Company’s “cash flow from operations” for the year ended December 31, 2008, as reported in the Company’s audited financial statements, is at least $3.375 million (exclusive of any charges attributable to this Performance Escrow Agreement);

then the Placement Agent shall deliver to the Escrow Agent written instructions for the disposition of 222,222 Escrow Shares to the Escrowee in the form of Exhibit B hereto; and the Escrow Agent shall disburse 222,222 Escrow Shares to the Escrowee in accordance with therewith.

(c)  If :

(i)  The Company’s “after tax net income” for the year ended December 31, 2009 is at least $7.25 million, and the Company’s “cash flow from operations” for the year ended December 31, 2009 is at least $5.4375 million, in each case as reported in the Company’s audited financial statements but exclusive of any charges attributable to this Performance Escrow Agreement); then the Placement Agent shall deliver to the Escrow Agent written instructions for the disposition of 222,222 Escrow Shares to the Escrowee in the form of Exhibit B hereto; and the Escrow Agent shall disburse 222,222 Escrow Shares to the Escrowee in accordance therewith;

(ii)  The Company’s “after tax net income” for the year ended December 31, 2009 is at least $7 million but less than $7.25 million, and the Company’s “cash flow from operations” for the year ended December 31, 2009 is at least $5.25, in each case as reported in the Company’s audited financial statements but exclusive of any charges attributable to this Performance Escrow Agreement); then the Placement Agent shall deliver to the Escrow Agent written instructions for the disposition of 148,222 Escrow Shares to the Escrowee and 74,000 Escrow Shares to the Investors, in the form of Exhibit D hereto; and the Escrow Agent shall disburse 222,222 Escrow Shares to the Escrowee and the Investors in accordance therewith;

(iii)  The Company’s “after tax net income” for the year ended December 31, 2009 is at least $6.75 million but less than $7 million, and the Company’s “cash flow from operations” for the year ended December 31, 2009 is at least $5.0625, in each case as reported in the Company’s audited financial statements but exclusive of any charges attributable to this Performance Escrow Agreement); then the Placement Agent shall deliver to the Escrow Agent written instructions for the disposition of 74,000 Escrow Shares to the Escrowee and 148,222 Escrow Shares to the Investors, in the form of Exhibit D hereto; and the Escrow Agent shall disburse 222,222 Escrow Shares to the Escrowee and the Investors in accordance therewith; and

(iv)  The Company’s “after tax net income” for the year ended December 31, 2009 is less than $6.75 million, or the Company’s “cash flow from operations” for the year ended December 31, 2009 is less than $5.0625 million, in each case as reported in the Company’s audited financial statements but exclusive of any charges attributable to this Performance Escrow Agreement); then the Placement Agent shall deliver to the Escrow Agent written instructions for the disposition of 222,222 Escrow Shares to the Investors in the form of Exhibit C hereto; and the Escrow Agent shall disburse 222,222 Escrow Shares to the Investors in accordance therewith.

(d)  Until such time as the Escrow Agent has received a disposition notice in accordance with Sections 4(a) through (c), above, the Escrowee shall be entitled to vote the Escrow Shares on all matters submitted to a vote of the Company’s stockholders.

The Escrow Agent shall be authorized to tender the certificates evidencing all or a portion of the Escrow Shares to the Company’s transfer agent for denominational breakdown and/or transfer in order to facilitate the performance of its services under this Agreement. Upon disbursement of the Escrow Property as set forth in this Section 4, the obligations of the Escrow Agent under this Agreement shall terminate.

5.  Disbursement Into Court. At any time, the Escrow Agent, in its sole discretion, may commence an action in the nature of an interpleader in any court of competent jurisdiction to determine ownership or disposition of the Escrow Property, or it may deposit the Escrow Property with the clerk of any court of competent jurisdiction or it may retain the Escrow Property pending receipt of a final, non-appealable order of a court having jurisdiction over all of the parties hereto directing to whom and under what circumstances the Escrow Property are to be disbursed and delivered. During the pendency of any such action, the Escrow Agent may suspend the performance of any of its obligations under this Escrow Agreement until such dispute or uncertainty shall be resolved to the sole satisfaction of Escrow Agent or until a successor Escrow Agent shall have been appointed (as the case may be). The Escrow Agent shall have no liability to the Escrowee, the Investors or any other person with respect to any such suspension of performance or disbursement into court, specifically including any liability or claimed liability that may arise, or be alleged to have arisen, out of or as a result of any delay in the disbursement of funds held in the Escrow Accounts or any delay in or with respect to any other action required or requested of Escrow Agent.

6.  Acknowledgements by Escrowee. The Escrowee, by his execution of this Agreement and delivery of Escrow Shares to the Escrow Agent, hereby acknowledges that he has received and read a copy of the Offering Documents and understands the nature of the escrow created hereunder, as well as his understanding that (a) he is depositing the Escrow Shares into an escrow account and is relinquishing all control over the Escrow Shares pending disbursement by the Escrow Agent (except that prior to disbursement of the Escrow Shares the Escrowee depositing Escrow Shares into escrow may continue to vote such Escrow Shares on all matters submitted to a vote of shareholders), (b) disbursement of the Escrow Shares to the Escrowee will be dependent upon the Company achieving certain results of operations for its fiscal years ended December 31, 2008 and December 31, 2009, as described in Section 4, above, (c) to the extent the Company fails to achieve such operating results, the Escrowee will surrender and forfeit the Escrow Shares and the Escrow Shares will be delivered to the Investors in the Offering, (d) the Escrow Shares will be disbursed in accordance with written instructions provided to the Escrow Agent by the Placement Agent, and the Escrowee will have no control over disbursement of the Escrow Shares and (d) the Company will have no obligation to replace the Escrow Shares or to otherwise compensate the Escrowee for delivering the Escrow Shares into escrow.

7.  Limitation of Responsibility and Liability and Duties of the Escrow Agent. The acceptance by the Escrow Agent of its duties as such under this Escrow Agreement is subject to the following terms and conditions, which all parties to this Escrow Agreement hereby agree shall govern and control with respect to the rights, duties, liabilities and immunities of the Escrow Agent:

(a)  The Escrow Agent shall not be liable for any error in judgment or mistake of law or fact, or for any action taken or omitted to be taken by it, or any action suffered by it to be taken or omitted by it, in good faith and in the exercise of its own best judgment. The Escrow Agent shall not be liable for any delay in delivering Escrow Property as required hereby, absent its own gross negligence or willful misconduct.

(b)  The Escrow Agent may rely conclusively and shall be protected in acting upon any order, notice, demand, certificate, opinion or advice of counsel (including counsel chosen by the Escrow Agent other than itself), statement, instrument, report or other paper or document (not only as to its due execution and validity and effectiveness of its provisions, but also as to the truth and acceptability of any information therein contained) which is believed by the Escrow Agent to be genuine and to be signed or presented by the proper person or persons.

(c)  The Escrow Agent shall not be bound by any notice or demand, or any waiver, modification, termination or rescission of this Escrow Agreement unless evidenced by a writing delivered to the Escrow Agent by the Placement Agent and the Escrowee, if the duties or rights of the Escrow Agent are affected by any such modification of or waiver under this Escrow Agreement, unless the Escrow Agent shall have given its prior written consent thereto.

(d)  The Escrow Agent acts hereunder as a depositary only, and shall not be responsible for the sufficiency or accuracy, the form of, or the execution, validity, value or genuineness of any document or property received, held or delivered by it hereunder, or of any signature or endorsement thereon, or for any lack of endorsement thereon, or for any description therein, nor shall the Escrow Agent be responsible or liable in any respect on account of the identity, authority or rights of the persons executing or delivering or purporting to execute or deliver any document or property paid or delivered by the Escrow Agent pursuant to the provisions hereof.

(e)  The Escrow Agent shall have the right to assume, in the absence of written notice to the contrary, that a fact or an event by reason of which an action would or might be taken by the Escrow Agent does not exist or has not occurred, without incurring liability for any action taken or omitted, in good faith and in the exercise of its own best judgment, in reliance upon such assumption.

(f)  The Escrow Agent shall be indemnified and held harmless, jointly and severally, by the Escrowee and the Placement Agent, upon demand by the Escrow Agent, from and against any claims, demands, losses, damages, liabilities, costs and expenses, including counsel fees and disbursements, (collectively, “Damages”) suffered by the Escrow Agent in connection with any action, suit or other proceeding involving any claim, or in connection with any claim or demand, which in any way directly or indirectly arises out of or relates to this Escrow Agreement, the services of the Escrow Agent hereunder, the monies or other property held by it hereunder or any such Damages. Promptly after the receipt by the Escrow Agent of notice of any demand or claim or the commencement of any action, suit or proceeding, the Escrow Agent shall, if a claim in respect thereof shall be made against the other parties hereto, notify such parties thereof in writing; but the failure by the Escrow Agent to give such notice shall not relieve any party from any liability which such party may have to the Escrow Agent hereunder, except to the extent of actual prejudice demonstrated by such party. The obligations under this Section 6(f) shall survive any termination of this Escrow Agreement and the resignation or removal of the Escrow Agent.

(g)  From time to time on and after the date hereof, the parties shall deliver or cause to be delivered to the Escrow Agent such further documents and instruments and shall do or cause to be done such further acts as the Escrow Agent shall reasonably request (it being understood that the Escrow Agent shall have no obligation to make such request) to carry out more effectively the provisions and purposes of this Escrow Agreement, to evidence compliance herewith or to assure itself that it is protected in acting hereunder.

(h)  The Escrow Agent may resign at any time and be discharged from its duties as Escrow Agent hereunder by its giving the other parties hereto prior written notice of at least seven business days. As soon as practicable after its resignation, the Escrow Agent shall turn over to a successor escrow agent appointed by the other parties hereto, jointly, all of the Escrow Property held hereunder upon presentation of the document appointing the new escrow agent and its acceptance thereof. If no new escrow agent is so appointed within the 20 day period following the giving of such notice of resignation, the Escrow Agent may proceed as contemplated under Section 5.

(i)  The Escrow Agent may consult with, and obtain advice from, legal counsel in the event of any dispute or question as to the construction of any of the provisions hereof or its duties hereunder, and it shall incur no liability and shall be fully protected in acting in good faith in accordance with the opinion and instructions of such counsel, other than itself.

(j)  The Escrow Agent is authorized, in its sole discretion, to comply with orders issued or process entered by any court with respect to the Escrow Property, without determination by the Escrow Agent of such court’s jurisdiction in the matter. If any portion of the Escrow Property is at any time attached, garnished or levied upon under any court order, or in case the payment, assignment, transfer, conveyance or delivery of any such property shall be stayed or enjoined by any court affecting such property or any part thereof, then and in any such event, the Escrow Agent is authorized, in its sole discretion, to rely upon and comply with any such order, writ, judgment or decree which it is advised by legal counsel selected by it (other than itself) is binding upon it without the need for appeal or other action; and if the Escrow Agent complies with any such order, writ, judgment or decree, it shall not be liable to any of the parties hereto or to any other person or entity by reason of such compliance even though such order, writ, judgment or decree may be subsequently reversed, modified, annulled, set aside or vacated.

(k)  The parties acknowledge that the Escrow Agent has acted as counsel to the Company and/or its affiliates in various matters, including in connection with the Offering, and has prepared this Escrow Agreement, and may continue to act as counsel to the Company and/or its affiliates during and following the term of this Escrow Agreement. All parties to this Escrow Agreement waive any conflicts that exist or may arise by reason of such prior, continuing and/or future representation.

8.  Intentionally omitted.

9.  Governing Law; Jurisdiction, Venue. This Escrow Agreement shall be governed by and construed and enforced in accordance with the law (other than the law governing conflict of law questions) of the State of Florida. Except as otherwise set forth herein, any suit, action or proceeding arising out of or relating to this Escrow Agreement shall be brought in State Circuit Court or Federal District Court located in Broward County, Florida, and the parties hereby (a) submit to the exclusive jurisdiction of such courts, (b) waive any objection to the laying of venue in such courts, and (c) agree that service of process in any such suit, action or proceeding, in addition to any other method permitted by applicable law, may be effected by certified mail, return receipt requested, to a party at its address set forth in Section 9 hereof.

10.  Notices. All notices and communications shall be deemed to have been duly given at the time (a) delivered by hand, if personally delivered; (b) when received, if deposited in the mail, postage prepaid, addressed as provided below; (c) when transmission is verified, if telecopied, provided that (i) the business day following the date of transmission shall be the deemed to be the day notice is given if the day of transmission is not a business day and (ii) telecopy notice shall not be used for notice to the Escrowee; and (d) on the next business day, if timely delivered to a courier service for “guaranteed” overnight delivery; provided that the Escrow Agent shall have no obligation hereunder unless notice is actually received by it:

If to the Placement Agent:	Newbridge Securities Corporation Suite 204 1451 Cypress Creek Road Ft. Lauderdale, FL 33309 Attn: Douglas K. Aguililla Facsimile No.: 954-337-2901

If to the Escrow Agent:	Schneider Weinberger & Beilly LLP Suite 210 2200 Corporate Blvd. NW Boca Raton, Florida 33431 Attn: Steven I. Weinberger, Esq. Facsimile No.: 561-362-9612

If to the Escrowee:	To the address set forth on Exhibit A.

Any party may change its address by providing written notice of such change to the other parties hereto. All notices and communications shall be signed by a duly authorized person of the sending party.

11.  Termination of Escrow Agreement. The Escrow Agent’s responsibilities hereunder shall terminate upon the earliest to occur of disbursement of the Escrow Property in accordance with the terms of this Agreement (including into court under Section 5 hereof) and the removal or resignation of the Escrow Agent.

12.  Entire Escrow Agreement. This Escrow Agreement (and the exhibits attached hereto) contains the entire understanding by and among the parties hereto with respect to the subject matter hereof; there are no promises, agreements, understandings, representations or warranties, other than as herein set forth. No change or modification of this Escrow Agreement shall be valid or effective unless the same is in writing and is signed by all of the parties hereto.

13.  Counterparts; Facsimile and Electronic Signature. This Escrow Agreement may be executed (a) in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same agreement, and may be executed and delivered by facsimile counterpart and (b) by facsimile or electronic signature with the same force and effect as if executed by original signature.

IN WITNESS WHEREOF, the parties hereto have caused their respective hands to be set hereto with the intention of being bound effective in all respects as of the date and year first hereinabove written.

NEWBRIDGE SECURITIES CORPORATION

By: __________________________________
Douglas K. Aguililla
Its:  Director of Investment Banking

SCHNEIDER WEINBERGER & BEILLY LLP

By: __________________________________
Steven I. Weinberger
Its:  Member

ESCROWEE:

_____________________________________
Dong Jinqing

EXHIBIT A
ESCROWEE

Name	Address	Certificate No(s).	Number of Escrow Shares
Dong Jinqing	No. 1 Huaihe West Road E-T-D Zone Dalian, China 116600	20134 20151 TBD	444,444

EXHIBIT B
FORM OF DISBURSEMENT NOTICE

[DATE]

Schneider Weinberger & Beilly LLP
Suite 210
2200 Corporate Blvd. NW
Boca Raton, FL 33431

Re:	Escrow Agreement dated _________, 2008
China Industrial Waste Management, Inc.

Ladies and Gentlemen:

Reference is made to the Escrow Agreement dated _____, 2008 (the “Escrow Agreement)” by and between Newbridge Securities Corporation, the person identified on Exhibit A to the Escrow Agreement and Schneider Weinberger & Beilly LLP, as escrow agent. Defined terms herein shall have the respective meanings given to them in the Escrow Agreement.

Pursuant to Section [4(b)] [4(c)] of the Escrow Agreement, you are hereby instructed to deliver [222,222] Escrow Shares to the Escrowee, as follows:

Name of Escrowee	Address	Tax ID Number	Number of Shares
Dong Jinqing	No. 1 Huaihe West Road E-T-D Zone Dalian, China 116600	N/A	[222,222]

Very truly yours,

NEWBRIDGE SECURITIES
CORPORATION

By: __________________________
Douglas K. Aguililla
Director of Investment Banking

EXHIBIT C
FORM OF DISBURSEMENT NOTICE

[DATE]

Schneider Weinberger & Beilly LLP
Suite 210
2200 Corporate Blvd. NW
Boca Raton, FL 33431

Re:	Escrow Agreement dated _________, 2008
China Industrial Waste Management, Inc.

Ladies and Gentlemen:

Reference is made to the Escrow Agreement dated _____, 2008 (the “Escrow Agreement”) by and between Newbridge Securities Corporation, the person identified on Exhibit A to the Escrow Agreement and Schneider Weinberger & Beilly LLP, as escrow agent. Defined terms herein shall have the respective meanings given to them in the Escrow Agreement.

Pursuant to Section [4(a)] [4(c)] of the Escrow Agreement, you are hereby instructed to deliver [222,222] Escrow Shares to the Investors, registered as follows:

Name of Investor	Address	Tax ID Number	Number of Shares
[222,222]

You are hereby authorized to deliver the certificates evidencing the Escrow Shares to be disbursed hereunder to the Company’s transfer agent in order to process the transfer of such Escrow Shares to the Investors, as aforesaid.

Very truly yours,

NEWBRIDGE SECURITIES
CORPORATION

By: __________________________
Douglas K. Aguililla
Director of Investment Banking

EXHIBIT D
FORM OF DISBURSEMENT NOTICE

[DATE]

Schneider Weinberger & Beilly LLP
Suite 210
2200 Corporate Blvd. NW
Boca Raton, FL 33431

Re:	Escrow Agreement dated _________, 2008
China Industrial Waste Management, Inc.

Ladies and Gentlemen:

Reference is made to the Escrow Agreement dated _____, 2008 (the “Escrow Agreement”) by and between Newbridge Securities Corporation, the person identified on Exhibit A to the Escrow Agreement and Schneider Weinberger & Beilly LLP, as escrow agent. Defined terms herein shall have the respective meanings given to them in the Escrow Agreement.

Pursuant to Section 4(c) of the Escrow Agreement, you are hereby instructed:

(a) to deliver [74,000][148,222] Escrow Shares to the Investors, registered as follows:

Name of Investor	Address	Tax ID Number	Number of Shares
[74,000][148,222]

and
(b) to deliver [74,000][148,222] Escrow Shares to the Escrowee, registered as follows:

Name of Escrowee	Address	Tax ID Number	Number of Shares
Dong Jinqing	No. 1 Huaihe West Road E-T-D Zone Dalian, China 116600	N/A	[74,000][148,222]

You are hereby authorized to deliver the certificates evidencing the Escrow Shares to be disbursed hereunder to the Company’s transfer agent in order to process the transfer of such Escrow Shares to the Investors and the Escrowee, as aforesaid.

Very truly yours,

NEWBRIDGE SECURITIES
CORPORATION

By: __________________________
Douglas K. Aguililla
Director of Investment Banking

EXHIBIT C

PROPOSED DISCLOSURE

[SEE EARNINGS RELEASE DATED NOVEMBER 17, 2008]